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                                                                       EXHIBIT 8

                   SIGNIFICANT SUBSIDIARIES OF AMDOCS LIMITED

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
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      LIST OF THE SUBSIDIARIES              JURISDICTION OF                    BUSINESS NAME
                                            INCORPORATION OR
                                              ORGANIZATION
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 Amdocs (USA), Inc.                   State of Delaware             Amdocs (USA), Inc.
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 European Software Marketing Ltd.     Island of Guernsey,           European Software Marketing Ltd.
                                      Channel Islands
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 Amdocs (UK) Limited                  United Kingdom                Amdocs (UK) Limited
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 European Support Limited             United Kingdom                European Support Limited
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 Amdocs (Brazil) Limitada             Brazil                        Amdocs (Brazil) Limitada
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 Amdocs Software GmbH                 Germany                       Amdocs Software GmbH
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 Directory Technology (Pty) Limited   Victoria, Australia           Directory Technology (Pty) Limited
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 Amdocs Management Limited            United Kingdom                Amdocs Management Limited
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 Amdocs (Israel) Limited              Israel                        Amdocs (Israel) Limited
                                                                    (formerly P.S. Publishing Systems
                                                                    Ltd.)
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 Amdocs, Inc.                         State of Delaware             Amdocs, Inc.
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 Canadian Directory Technology Ltd.   State of Delaware             Canadian Directory Technology Ltd.
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 Amdocs Services, Inc.                State of Delaware             Amdocs Services, Inc.
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 Sypress, Inc.                        State of Delaware             Sypress, Inc.
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 International Telecommunication      State of Delaware             International Telecommunication Data
 Data Systems, Inc.                                                 Systems, Inc.
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 ITDS Intelicom Services, Inc.        State of Delaware             ITDS Intelicom Services, Inc.
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 Amdocs (CR) S.R.O.                   Czech Republic                Amdocs (CR) S.R.O.
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 Amdocs Development Limited           Republic of Cyprus            Amdocs Development Limited
                                                                    (formerly Amdocs (Cyprus) Ltd.)
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 Amdocs Software Systems Ltd.         Ireland                       Amdocs Software Systems Ltd.
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 Amdocs (Denmark) ApS                 Denmark                       Amdocs (Denmark) ApS
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 Amdocs Holdings ULC                  Canada                        Amdocs Holding ULC
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 Solect Technology Group, Inc.        Canada                        Solect, a Division of Amdocs
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